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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2003


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2003-UST1)



                        Citigroup Mortgage Loan Trust Inc
                        ---------------------------------
             (Exact name of registrant as specified in its charter)
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       Delaware                      333-107958           01-0791848
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

390 Greenwich Street
New York, New York                                     10013
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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                                       -2-

Item 5.    OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         As of the date hereof, Citigroup Mortgage Loan Trust Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated November 25, 2003, in connection with the Registrant's issuance of a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2003-UST1, Mortgage Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of November 1, 2003, among the Registrant as depositor, UST Mortgage Company as master servicer, U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator. The Certificates designated as the Series 2003-UST1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and balloon mortgage loans secured by first liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.





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                                       -3-



Item 7.      FINANCIAL STATEMENTS AND EXHIBITS


             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits



         Exhibit No.                Description
         -----------                -----------
             99.1                   Collateral Term Sheets (as defined in Item
                                    5) that have been provided by Citigroup
                                    Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust
                                    2003-UST1, Mortgage Pass-Through
                                    Certificates, Series 2003-UST1.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 26, 2003

                                              CITIGROUP MORTGAGE LOAN TRUST INC.


                                              By: /s/ Susan Mills
                                                 -------------------------------
                                              Name:   Susan Mills
                                              Title:  vice President








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                                Index to Exhibits




                                                                   Sequentially
Exhibit No.                      Description                       Numbered Page
-----------                      -----------                       -------------
    99.1         Collateral Term Sheets (as defined in Item              P
                 5) that have been provided by Citigroup
                 Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan
                 Trust Inc. Mortgage Pass-Through
                 Certificates, Series 2003-UST1








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                           EXHIBIT 99.1


                         [FILED BY PAPER]